SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  May 23, 2001
                Date of Report (Date of earliest event reported)




                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                       1-7275                       47-0248710
 (State or other                 (Commission                   (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
  incorporation)


One ConAgra Drive, Omaha, Nebraska                               68102-5001
(Address of principal executive offices)                         (Zip Code)

               Registrant's telephone number, including area code
                                 (402) 595-4000


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Item 5.  Other Events.

         On May 23, 2001, ConAgra Foods, Inc., issued a press release relating to an expected restatement of financial statements. A copy of the press release and a Question and Answer document posted on the company's website are attached hereto as exhibits.

Item 7.  Financial Statements and Exhibits.

99.1     Press Release issued May 23, 2001.
99.2     Question and Answer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CONAGRA FOODS, INC.
May 23, 2001
                                               By:  /s/  James P. O'Donnell
                                                   -----------------------------
                                               Name:  James P. O'Donnell
                                               Title: Executive Vice President,
                                                      Chief Financial Officer
                                                      and Corporate Secretary